UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2026

CURALEAF HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	333-249081 (Commission File Number)	98-1461045 (I.R.S. Employer Identification Number)

250 Harbor Drive, Third Floor, Stamford, Connecticut 06902

(Address of principal executive offices and zip code)

(917) 717 - 5875

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 6, 2026, Curaleaf Holdings, Inc. (“Curaleaf” or the “Offeror”) filed with the Canadian securities regulatory authorities a Notice of Variation, Change and Extension dated October 6, 2026 (the “Notice of Variation”) in respect of its offer dated August 18, 2026 (the “Original Offer”) to purchase all of the issued and outstanding common shares (the “Common Shares”) of Aurora Cannabis Inc. (“Aurora” or the “Company”), together with the associated rights issued under Aurora’s shareholder rights plan, and issued a press release announcing the Notice of Variation. Pursuant to the Notice of Variation, Curaleaf has (a) amended the consideration offered under the Original Offer to US$1.00 in cash and 0.4013 of a subordinate voting share of Curaleaf per Common Share, subject to adjustment as provided therein (the Original Offer as amended by the Notice of Variation, the “Offer”), and (b) extended the expiry time of the offer from 5:00 p.m. (Mountain Time) on December 1, 2026 to 11:59 p.m. (Mountain Time) on December 4, 2026, unless the offer is further extended, accelerated or withdrawn (the “Expiry Time”).

Aurora shareholders who have validly deposited and not withdrawn their Common Shares are not required to take any further action to accept the offer and, if their Common Shares are taken up, will receive the amended consideration. Except as otherwise set out in the Notice of Variation, the terms and conditions of the Original Offer and the accompanying take-over bid circular remain unchanged.

Curaleaf has filed the Notice of Variation with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to Amendment No. 2 to its Tender Offer Statement on Schedule 14D-1F and to its registration statement on Form F-80 [(File No. 333-299308)], which also relates to its registration statement on Form F-80 (File No. 333-298402). A copy of the Notice of Variation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities. The offer is being made only pursuant to the offer to purchase and take-over bid circular dated August 18, 2026, as amended by the Notice of Variation, and the related letter of transmittal and notice of guaranteed delivery. Curaleaf has filed with the SEC a registration statement on Form F-80 (File No. 333-298402), a registration statement on Form F-80 (File No. 333-299308) and a Tender Offer Statement on Schedule 14D-1F, each as amended, and other documents and information relating to the offer. COMPANY SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, SCHEDULE 14D-1F, THE AMENDMENTS TO THE REGISTRATION STATEMENTS AND SCHEDULE 14D-1F, THE ORIGINAL OFFER AND CIRCULAR, ALL DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND ANY OTHER RELEVANT DOCUMENTS AND ANY AMENDMENTS OR SUPPLEMENTS TO ANY SUCH DOCUMENTS FILED OR TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE OFFEROR, THE COMPANY AND THE OFFER. When they become available, investors and Company Shareholders will be able to obtain such documents free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by the Offeror will be available free of charge from the Offeror and the Information Agent. You may direct requests for documents to the Information Agent by North American toll free phone at 1-800-530-5189, local and text: 416-751-2066 or by email at info@carsonproxy.com. To obtain timely delivery, such documents should be requested no later than five Business Days before the Expiry Time.

Forward-Looking Statements

Certain statements contained in this Current Report, in addition to certain statements contained elsewhere in the Notice of Variation, Original Offer, including the appendices thereto, or incorporated by reference therein, contain “forward-looking information” within the meaning of applicable Canadian securities Laws and “forward-looking statements” within the meaning of applicable U.S. securities Laws (collectively, “forward-looking information”) and are prospective in nature. Forward-looking information is not based on historical facts, but rather on current expectations and projections about future events, and is therefore subject to risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by the forward-looking information. Often, but not always, forward-looking information can be identified by the use of forward-looking words such as “believes”, “plans”, “expects”, “intends” and “anticipates”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking information contained in this Current Report includes, but is not limited to, statements relating to: expectations relating to the Offer; the results, effects and timing of the Offer; the anticipated effects of the Offer and expected benefits of depositing Common Shares under the Offer, both to Offeror Shareholders and Company Shareholders; and the anticipated strategic, operational and financial benefits that may result from the combination of the Offeror and the Company, including, but not limited to: the size and scale of the combined company; the expected ownership of the combined company by Offeror Shareholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Notice of Variation, Change and Extension dated October 6, 2026
99.2	Press release dated October 5, 2026, announcing the Notice of Variation, Change and Extension
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURALEAF HOLDINGS, INC.
(Registrant)

Date:	October 6, 2026	By:	/s/ Peter Clateman
		Name:	Peter Clateman
		Title:	Chief Legal Officer